SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2007

FUQI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52383	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China 45 West 21st Street, 2nd Floor New York, NY 10010
(Address of principal executive offices)

Registrant's telephone number, including area code:	86-755-2580 6333

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 11, 2007 Fuqi International, Inc. (the “Company”) issued a press release pursuant to Rule 135 under the Securities Act of 1933, as amended (“Rule 135”), announcing that it intends to file a registration statement with the Securities and Exchange Commission, related to a firm commitment underwritten public offering of its common stock expected to commence during the third quarter of 2007. The Company’s announcement shall not constitute an offer of securities or the solicitation of an offer to purchase securities. Any offer will be made only by the prospectus to be included in the registration statement after it has become effective. The announcement was issued pursuant to and in accordance with Rule 135. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained herein is furnished pursuant to Item 7.01 of the Current Report on Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01. Other Events

On May 10, 2007 the Company issued a Notice of Redemption to call for redemption all of its outstanding Series C Plan Warrants and Series E Plan Warrants (collectively, the “Warrants”). Pursuant to the Notice of Redemption, the Company’s redemption of the Warrants will occur at 5:00 p.m., PST on June 8, 2007. The Company is entitled to redeem the Warrants pursuant to the terms of the Warrants and the CHAPTER 11 SECOND JOING PLAN OF REORGANIZATION OF VISITA.COM, INC. AND OTHER CO-PROPONENTS DATED JUNE 22, 2004(the “Plan”). The Warrants are redeemable at the redemption price of $0.0001 per Warrant. Pursuant to the terms of the Warrants, the Company is not required to pay any redemption amount less than $1.00 to any Warrant holder, and any amounts less than $1.00 due to any holder will be retained by the Company. The Series C Plan Warrants are exercisable at $3.00 per share of common stock and the Series E Plan Warrants are exercisable at $4.00 per share of common stock. After 5.00 p.m., PST on June 8, 2007, the Warrants will no longer be exercisable for shares of common stock.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

9.01 (d) Exhibits

99.1  Press Release of the Company dated May 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2007	FUQI INTERNATIONAL, INC.

By: /s/ Yu Kwai Chong
Name Yu Kwai Chong
Title: Chief Executive Officer, President and Chairman of the Board